                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 11, 2004

                          EDUCATION LOANS INCORPORATED
                          ----------------------------
             (Exact name of registrant as specified in its charter)

         Delaware                    333-110741                   91-1819974
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS employer
of incorporation)                    file number)            identification No.)

            105 First Avenue Southwest, Aberdeen, South Dakota 57401
            --------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (605) 622-4400
                                                          ----------------------


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant.

             Not applicable.

Item 2.   Acquisition or Disposition of Assets.

             Not applicable.

Item 3.   Bankruptcy or Receivership.

             Not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

             Not applicable.

Item 5.   Other Events.

             Not applicable.

Item 6.   Resignations of Registrant's Directors.

             Not applicable.

Item 7.   Financial Statements and Exhibits.

             (a)  Financial statements of businesses acquired.

                    Not applicable.

             (b)  Pro forma financial information.

                    Not applicable.

             (c)  Exhibits.

                    The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

             Exhibit No.     Description
             -----------     -----------

                 1.1 Underwriting Agreement among Education Loans Incorporated, Student Loan Finance Corporation, Goal Funding Inc., Goal Funding II, Inc. and RBC Dain Rauscher Inc. and Dougherty & Company LLC, dated as of February 10, 2004.

                 4.1 Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of February 1, 2004.

                 4.2 First Supplemental Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of February 1, 2004.

                 4.3 Auction Agent Agreement by and among Education Loans Incorporated, as Issuer, U.S. Bank National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Auction Agent, dated February 1, 2004 relating to $462,000,000 Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2004-A1, A2, A3, A4 and A5 and Subordinate Series 2004-B1.

                 4.4 Broker-Dealer Agreement between Deutsche Bank Trust Company Americas, as Auction Agent and RBC Dain Rauscher Inc., as Broker-Dealer, dated as of February 1, 2004, relating to Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2004-A1, A2, A3, A4 and A5 and Subordinate Series 2004-B1.

                 10.1 Servicing and Administration Agreement among Education Loans Incorporated, as Issuer, Student Loan Finance Corporation, as Servicer and Administrator, and U.S. Bank National Association, as Trustee, dated as of February 1, 2004.

                 10.2        Transfer Agreement from Goal Funding, Inc. and U.S.
                             Bank National Association, as Trustee to U.S. Bank National Association, as Trustee and Education Loans Incorporated, dated February 1, 2004.

                 10.3 Transfer Agreement from Goal Funding II, Inc. and U.S. Bank National Association, as Trustee to U.S. Bank National Association, as Trustee and Education Loans Incorporated, dated February 1, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            EDUCATION LOANS INCORPORATED

Dated:  February 24, 2004                   By:      /s/ Michael A. Gort
                                                --------------------------------
                                                     Michael A. Gort
                                                     President

                                  EXHIBIT INDEX

   Exhibit No.       Description
   ----------        -----------
      1.1            Underwriting Agreement among Education Loans Incorporated,
                     Student Loan Finance Corporation, Goal Funding Inc., Goal
                     Funding II, Inc. and RBC Dain Rauscher Inc. and Dougherty &
                     Company LLC, dated as of February 10, 2004.

      4.1 Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of February 1, 2004.

      4.2 First Supplemental Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of February 1, 2004.

      4.3 Auction Agent Agreement by and among Education Loans Incorporated, as Issuer, U.S. Bank National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Auction Agent, dated February 1, 2004 relating to $462,000,000 Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2004-A1, A2, A3, A4 and A5 and Subordinate Series 2004-B1.

      4.4 Broker-Dealer Agreement between Deutsche Bank Trust Company Americas, as Auction Agent and RBC Dain Rauscher Inc., as Broker-Dealer, dated as of February 1, 2004, relating to Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2004-A1, A2, A3, A4 and A5 and Subordinate Series 2004-B1.

      10.1 Servicing and Administration Agreement among Education Loans Incorporated, as Issuer, Student Loan Finance Corporation, as Servicer and Administrator, and U.S. Bank National Association, as Trustee, dated as of February 1, 2004.

      10.2 Transfer Agreement from Goal Funding, Inc. and U.S. Bank National Association, as Trustee to U.S. Bank National Association, as Trustee and Education Loans Incorporated, dated February 1, 2004.

      10.3 Transfer Agreement from Goal Funding II, Inc. and U.S. Bank National Association, as Trustee to U.S. Bank National Association, as Trustee and Education Loans Incorporated, dated February 1, 2004.